EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the filing of this quarterly report on Form 10-Q of Herc Holdings Inc. (the "Company") for the period ended March 31, 2017 with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 9, 2017
		By:	/s/ LAWRENCE H. SILBER
Lawrence H. Silber Chief Executive Officer, President and Director (Principal Executive Officer)

Date:	May 9, 2017
		By:	/s/ BARBARA L. BRASIER
Barbara L. Brasier Senior Vice President and Chief Financial Officer (Principal Financial Officer)